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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Commission File Number 1-9601

         Date of Report (date of earliest event reported): June 28, 2002


                           K-V PHARMACEUTICAL COMPANY
             (Exact name of registrant as specified in its charter)



              DELAWARE                                   43-0618919
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)

        2503 SOUTH HANLEY ROAD
         ST. LOUIS, MISSOURI                               63144
(Address of principal executive offices)                 (Zip Code)


                                 (314) 645-6600
              (Registrant's telephone number, including area code)





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ITEM 5.           OTHER EVENTS.

         This Current Report on Form 8-K relates to the Company's registration statement on Form S-3 (File No. 333-90094), filed with the Commission on June 7, 2002, as amended by Amendment No. 1 (File No. 333-90094-1) filed with the Commission on June 17, 2002 (the "Registration Statement"). The purpose of this Current Report on Form 8-K is to:

         (a) file the Opinion of Thompson Coburn LLP, which is being filed as Exhibit 5 to the Registration Statement; and

         (b) file an amendment to the Bylaws of the Company, effective June 27, 2002.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.  See Exhibit Index.


                                      * * *


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2002

                           K-V PHARMACEUTICAL COMPANY



                                   By: /s/ Alan G. Johnson
                                       ----------------------------
                                       Alan G. Johnson
                                       Secretary and Senior Vice President-
                                       Strategic Planning and Corporate Growth



EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Opinion of Thompson Coburn LLP.

99.2              Amendment to Bylaws of the Company, effective June 27, 2002.